Exhibit 10.19
ASSIGNMENT OF ASSET MANAGEMENT AGREEMENT

This ASSIGNMENT OF ASSET MANAGEMENT AGREEMENT (“Assignment”) is made this 31st day of December, 2011, by and between NEDAK ETHANOL, LLC, a Nebraska limited liability company (“Assignor”), and AGCOUNTRY FARM CREDIT SERVICES, FLCA (formerly Farm Credit Services of Grand Forks, FLCA) (“Lender”).

Assignor and Lender have entered into that certain Amended and Restated Master Credit Agreement dated as of December 31, 2011 (the “Master Credit Agreement”) and have also entered into other loan and security documents in connection with the Mater Credit Agreement.  As a condition to the Master Credit Agreement and the accommodations extended by Lender to Assignor, Lender has required the execution hereof by Assignor, and the acknowledgment hereof and consent hereto by TENASKA BIOFUELS LLC, a Delaware limited liability company (“Tenaska”) referred to below, by execution of the Consent and Agreement attached hereto.  The Master Credit Agreement and any supplements and other loan and security documents heretofore or hereafter delivered in favor of Lender are collectively referred to herein as the “Loan Documents.”  Capitalized terms that are not defined herein shall have the meaning ascribed to the terms in the Loan Documents unless the context requires otherwise.

Accordingly, in consideration of the foregoing and to induce Lender to maintain the loans to Assignor and extend other accommodations, the parties agree as follows:

1.           As security for the payment and performance of the Obligations, Assignor hereby collaterally assigns, pledges, transfers and sets over unto Lender and grants to Lender a continuing security interest in all of its rights, remedies (at law or in equity), title and interest in and to (a) that certain Asset Management Agreement dated December 30, 2011, as the same may be supplemented, amended or restated from time to time (the “Assigned Contract”), by and between Assignor and Tenaska, to provide services and establish a net settlement process to apply to billing and payment under certain transactions between Assignor and Tenaska, a true and correct copy of which is attached hereto as Exhibit A, and (b) all proceeds thereof, including, without limitation, (i) Assignor’s rights and remedies with respect to any breach by Tenaska of any of its representations, warranties, covenants and obligations under the Assigned Contract and (ii) Assignor’s rights to terminate, perform thereunder, compel performance and otherwise exercise all remedies under the Assigned Contract.  Without limiting the generality of the foregoing, as security for the payment and performance of all Obligations of Assignor under the Loan Documents, Assignor hereby specifically collaterally assigns, pledges, transfers and sets over to Lender, and grants to Lender, a security interest in all rights of Assignor to receive any sums of money or property in connection with the Assigned Contract whether presently existing or hereafter arising; provided, that so long as no default or Event of Default has occurred and is continuing, Assignor shall be entitled to collect and receive for its own account monies paid under and in respect of the Assigned Contract, subject to the terms and conditions of the Assigned Contract and the Loan Documents.

2.           Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, power and authority to (a) declare this Assignment to be unconditional and absolute, and thereby succeed fully to all of Assignor’s right, remedies, title, interest and obligations in, to and under the Assigned Contract, and/or (b) exercise any and all rights of Assignor under the Assigned Contract.  In furtherance of the foregoing, upon the occurrence and during the continuance of default or an Event of Default, Assignor hereby irrevocably authorizes and empowers Lender, in its sole discretion, to assert, either directly or on behalf of the Assignor, any right, privilege or claim which Assignor then or thereafter may have under the Assigned Contract, as Lender may deem proper, and to receive and collect any and all amounts due, damages, awards and other monies resulting therefrom and to apply the proceeds thereof against any Obligations then outstanding.  Nothing herein shall be construed to require Lender to take any action in respect of the Assigned Contract, whether for the account of Assignor or otherwise.

3.           This assignment is for security purposes only and Assignor agrees that Lender does not assume any of the obligations or duties of Assignor under and with respect to the Assigned Contract unless and until Lender shall have given Tenaska written notice that it has affirmatively exercised its right to require performance under the Assigned Contract following the occurrence of a default or an Event of Default under the Loan Documents.

4.           Assignor hereby irrevocably makes, constitutes and appoints Lender (and all officers, employees or agents designated by it), as its true and lawful attorney-in-fact for the purposes of enabling Lender or its agent or designee to, upon the occurrence and during the continuance of an Event of Default, exercise, demand, receive and enforce Assignor’s rights with respect to the Assigned Contract and to exercise Lender’s rights under this Assignment.

5.           Assignor expressly acknowledges and agrees that it shall remain liable under the Assigned Contract, to observe and perform all of the terms, conditions and obligations therein contained to be observed and performed by it, and that neither this Assignment, nor any action taken by Lender pursuant hereto, shall cause Lender to be under any obligation or liability in any respect whatsoever to any party to the Assigned Contract or for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms therein contained, unless Lender so elects in writing under Section 3 hereof.  The exercise by Lender of any of its rights and remedies hereunder shall not release Assignor from any of its duties or obligations under the Assigned Contract.

6.           In the event Lender incurs or becomes obligated to pay or perform, and pays or performs, any debt, cost, liability or obligation under the Assigned Contract or this Assignment of any kind, character or nature, each and every such debt, cost, liability and obligation shall be and constitute an Obligation of and immediately payable by Assignor under the Loan Documents.  Assignor hereby agrees to indemnify and hold Lender harmless from and against any and all claims, demands, liabilities, losses, payments, debts, obligations, lawsuits, judgment, and reasonable costs and expenses, including without limitation reasonable attorneys’ fees, to which Lender may become exposed, or which Lender may incur, under or in connection with the Assigned Contract, including, but not limited to those that may arise because Lender exercised its rights under this Assignment.

7.           Assignor will upon demand pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with (i) the preparation and administration of this

Assignment, (ii) the exercise or enforcement of any of the rights of Lender hereunder, or (iii) the failure by Assignor to perform or observe any of the provisions hereof.

8.           Upon the indefeasible repayment in full of all Obligations due Lender by Assignor under the Loan Documents, the assignment granted herein shall terminate and all rights, title and interest in and to the Assigned Contract shall revert back to Assignor.  Upon any such termination, Lender will, at the expense of Assignor, execute and deliver to Assignor such documents as Assignor shall reasonably request to evidence the termination of the Assignment.

9.           This Assignment can be waived, modified, amended, terminated or discharged only explicitly in writing signed by Lender.  A waiver signed by Lender shall be effective only in a specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any of Lender’s rights or remedies hereunder.  All rights and remedies of Lender shall be cumulative and shall be exercised singularly or concurrently, at Lender’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise of enforcement of any other.

10.           This Assignment and all obligations of the Assignor hereunder shall be binding upon the successors and assigns of the Assignor (including any debtor-in-possession on behalf of the Assignor) and shall, together with the rights and remedies of Lender, inure to the benefit of Lender and all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns, including without limitation, any purchaser at any foreclosure sale.  Assignor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under the Assigned Contract or this Assignment.

11.           Assignor agrees to take, at Assignor’s sole cost and expense, such actions as Lender may require to evidence and carry out the purpose of this Assignment, including without limitation the execution and delivery of such additional documents and instruments as Lender may request.  Assignor authorizes Lender to make any applicable filings that Lender deems appropriate to perfect its security interest in the Assigned Contract, including without limitation financing statements.

12.           This Assignment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of North Dakota.

13.           In case any provision in or obligation under this Assignment shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

14.           This Assignment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Any signature delivered by a party by electronic mail or facsimile transmission shall be deemed to be an original signature hereto.

15.           All capitalized terms used in this Assignment, but not otherwise defined herein, shall have the meanings as set forth in the Loan Documents unless the context requires otherwise.

IN WITNESS WHEREOF, Assignor has executed this Assignment of Asset Management Agreement as of this 31st day of December, 2011.

NEDAK ETHANOL, LLC,
a Nebraska limited liability company

By:	/s/ Jerome Fagerland
Name:	Jerome Fagerland
Title:	Pres and General Manager

By:	/s/ Everett L. Vogel
Name:	Everett L. Vogel
Title:	Chairman of Board

CONSENT AND AGREEMENT
of
TENASKA BIOFUELS, LLC

The undersigned hereby acknowledges notice of, and consents to the terms and provisions of, the foregoing ASSIGNMENT OF ASSET MANAGEMENT AGREEMENT (the “Assignment”, the terms defined therein being used herein as therein defined) from NEDAK ETHANOL, LLC (the “Assignor”) to AGCOUNTRY FARM CREDIT SERVICES, FLCA (formerly Farm Credit Services of Grand Forks, FLCA) (the “Lender”) and hereby agrees with Lender that:

1.           Upon the occurrence and continuation of an Event of Default under the Loan Documents, Lender shall be entitled to exercise any and all rights and remedies of Assignor under the Assigned Contract in accordance with the terms of the Assignment, and the undersigned shall comply in all respects with such exercise.

2.           Lender may, but shall not be required to, perform the obligations of Assignor, and the undersigned will accept such performance in lieu of performance by Assignor in satisfaction of Assignor’s obligations under the Assigned Contract, provided that such performance is in compliance with the Assigned Contract in all material respects.

3.           The undersigned will not materially amend or otherwise materially modify the Assigned Contract or accept any cancellation or termination thereof without the prior written consent of Lender.

4.           The undersigned agrees to give Lender prompt written notice of any notice of a default given to Assignor under the Assigned Contract.

5.           Lender may enforce the obligations of the Assigned Contract with the same force and effect as if enforced by and may perform the obligations of Assignor.

6.           This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure to the benefit of Lender and its successors, transferees and assigns, including, without limitation, any purchaser at any foreclosure sale in respect of the Assigned Contract.

7.           All capitalized terms used in this Consent and Agreement and not defined herein shall have the meanings as set forth in the Assignment unless the context requires otherwise.

[Signature on Following Page]

1

IN WITNESS WHEREOF, the undersigned has duly executed t his Consent and Agreement as of the date set forth below.

Dated:  December 31, 2011

TENASKA BIOFUELS, LLC:

By:	/s/ illegible
Vice President

EXHIBIT A

ASSET MANAGEMENT AGREEMENT

(See Attached)